Dispositions	12 Months Ended
Dec. 31, 2015
Discontinued Operations and Disposal Groups [Abstract]
Dispositions
DISPOSITIONS
On March 1, 2016, the Parent sold its Assurant Employee Benefits segment for cash consideration of approximately $940,000, subject to adjustments in accordance with the terms of the sale agreement, consisting primarily of a ceding commission to Sun Life Assurance Company of Canada, a subsidiary of Sun Life Financial Inc. The sale structure includes the following: coinsurance agreements, with related trust accounts, for the insurance business; stock sale for certain legal entities; administrative agreement for certain non-insurance contracts; and asset sale of certain software and fixed assets. The transaction was subject to regulatory approvals and other customary closing conditions. As of December 31, 2015 the assets and liabilities related to the coinsurance agreements do not qualify as held for sale. The sale of the legal entities and other non-insurance assets and liabilities meets the criteria for held for sale accounting.
As of December 31, 2015, the Company’s divested legal entities and other non-insurance assets and liabilities had assets of $39,872 (primarily consisting of $25,577 of investments and cash and cash equivalents and $12,768 of premiums and accounts receivable) and liabilities of $11,302 (primarily consisting of $10,063 of accounts payable and other liabilities). These assets and liabilities are classified as held for sale and are included in other assets and accounts payable and other liabilities in the Company’s Consolidated Balance Sheets, respectively.